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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM T-2

               STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                    ------------------


                         ------------------------------



      STANLEY BURG                                      ###-##-####
      (Name of Trustee)                                 (Social Security Number)

      FOUR ALBANY STREET
      NEW YORK, NEW YORK                                10006
      (Business address: street, city,                  (Zip Code)
      and state)



                          NORTHWEST NATURAL GAS COMPANY
               (Exact name of obligor as specified in its charter)


                  OREGON                            93-0256722
                  (State or other jurisdiction of   (I.R.S. Employer
                  incorporation or organization)    Identification No.)


                  ONE PACIFIC SQUARE
                  220 N. W. SECOND AVENUE
                  PORTLAND, OREGON                  97209
                  (Address of principal             (Zip Code)
                  executive offices)



                    FIRST MORTGAGE BONDS, Designated Secured
          Medium-Term Notes, Series B (Title of indenture securities)

Item 1.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 11.  List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

          None


Pursuant to the requirements of the Trust Indenture Act of 1939, I Stanley Burg, have signed this statement of eligibility in the City of New York and State of New York, on September 3, 1998.

                                           /s/ Stanley Burg
                                          ---------------------------
                                              (Signature of Trustee)
                                                Stanley Burg